UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

March 25, 2008

Homeland Security Capital Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	814-00631	52-2050585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1005 N. Glebe Road, Ste. 550, Arlington, Virginia	22201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(703) 528-7073

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On March 25, 2008, Homeland Security Capital Corporation (the “Company”) issued a press release (the “Press Release”) announcing the release of the transcript of its March 20, 2008 conference call (the “Conference Call”) involving senior executives of the Company, including Thomas McMillen, Chairman and Chief Executive Officer, Michael T. Brigante, Chief Financial Officer, and Christopher Leichtweis, President (collectively, the “Participants”). During the Conference Call, the Participants answered questions regarding, and made statements with respect to, the acquisition of Safety & Ecology Holdings Corporation by the Company. In connection with the Press Release, the Company released a transcript of the Conference Call (the “Transcript”) on even date therewith.

A copy of the Press Release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. A copy of the Transcript is furnished with this Form 8-K and attached hereto as Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1
Press Release, dated March 25, 2008, announcing the release of the transcript of the March 20, 2008 conference call involving Homeland Security Capital Corporation senior executives related to the acquisition of Safety & Ecology Holdings Corporation.

99.2	Transcript of the Homeland Security Capital Corporation senior executive conference call held on March 20, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2008	HOMELAND SAFETY CAPITAL CORPORATION

	By:	/s/ C. Thomas McMillen
	Name:	C. Thomas McMillen
	Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Location

99.1
Press Release, dated March 25, 2008, announcing the release of the transcript of the March 20, 2008 conference call involving Homeland Security Capital Corporation senior executives related to the acquisition of Safety and Ecology Corporation.
Provided herewith

99.2	Transcript of the Homeland Security Capital Corporation senior executive conference call held on March 20, 2008.	Provided herewith